UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 1, 2018
AgroFresh Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36316 (Commission File Number)	46-4007249 (I.R.S. Employer Identification Number)
One Washington Square 510-530 Walnut Street, Suite 1350 Philadelphia, PA (Address of principal executive offices)		19106 (Zip code)
(267) 317-9139 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

AgroFresh Solutions, Inc. (the “Company”) is furnishing the presentation entitled “AgroFresh Solutions, Inc. Investor Overview,” attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Presentation”). The Company intends to use the Presentation when the Company’s Chief Executive Officer, Jordi Ferre, and Chief Financial Officer, Graham Miao, present at The MicroCap Conference in New York City on October 2, 2018, and may use the Presentation, or portions thereof, from time to time at other investor conferences and in discussions with and/or presentations to investors and other stakeholders. The Presentation will also be available in the Investor Relations section of the Company’s website at www.agrofresh.com. Investors and others should note that the Company may from time to time announce material information to its investors by means of the Investor Relations section of the Company’s website.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The attached exhibit may include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in the attached exhibit that address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions (or the negative versions of such words or expressions). Forward-looking statements include, without limitation, information concerning the Company's possible or assumed future results of operations, including all statements regarding financial guidance, anticipated future growth, business strategies, competitive position, industry environment, potential growth opportunities and the effects of regulation. These statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s management’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks include, without limitation, the risk of increased competition; the ability of the business to grow and manage growth profitably; costs related to operating AgroFresh as a stand-alone public company; changes in applicable laws or regulations, and the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Additional risks and uncertainties are identified and discussed in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

99.1	October 2018 Investor Presentation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: October 1, 2018

AGROFRESH SOLUTIONS, INC. By: /s/ Thomas Ermi Name: Thomas Ermi Title: Vice President and General Counsel

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